Supplement dated November 6, 2023 to the Prospectus dated October 1, 2011 for ProtectiveRewards® II NY variable annuity contracts issued by

Protective Life and Annuity Insurance Company

Variable Annuity Account A of Protective Life

This Supplement amends certain information in your variable annuity contract Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Effective January 1, 2024, the following optional riders described in the Prospectus will no longer be available for purchase: the SecurePay rider under RightTime® option, the SecurePay rider with SecurePay R72 Benefit under RightTime® option, and the Protective Income Manager Rider under RightTime® option (collectively the “RightTime® riders”). Effective, January 1, 2024, please disregard all references in the Prospectus to the purchase availability of these RightTime® riders.

Please work with your financial professional if you would like to purchase one of the RightTime® riders before January 1, 2024.

This change does not impact any RightTime® rider that was previously purchased and is in effect.